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                           LOAN AND SECURITY AGREEMENT
                    NOTICE - CONTAINS WAIVER OF TRIAL BY JURY


         THIS LOAN AND SECURITY AGREEMENT is entered into as of April 2, 1999, between TELENETICS CORPORATION, a California corporation ("Borrower"), and CELTIC CAPITAL CORPORATION ("Lender").

         1. CERTAIN RULES OF CONSTRUCTION; CERTAIN DEFINITIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles and practices consistently applied. All references herein to the singular or plural shall also mean the plural or singular, respectively. All terms used herein which are defined in the California Uniform Commercial Code (as amended from time to time) shall have the meanings ascribed thereto therein unless otherwise defined in this Agreement. As used herein, the following terms shall have the following meanings:

            1.1 "ACCOUNT DEBTOR" - the obligor on any Account.

            1.2 "ACCOUNT" - an account arising in the ordinary course of Borrower's business.

            1.3 "ADVANCES" - see Section 2.1.1 hereof.

            1.4 "AGREEMENT" - this Loan and Security Agreement, together with all exhibits and schedules hereto, as the same may be amended from time to time in accordance with the terms hereof.

            1.5 "ALLOWABLE AMOUNT" - the lesser of the Borrowing Base and the Maximum Commitment.

            1.6 "ANNIVERSARY DATE" - the date which is eighteen months from the date of the first Credit Accommodation hereunder.

            1.7 "AVAILABILITY RESERVES" - shall mean, as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Advances which would otherwise be available to Borrower hereunder: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor, or
(iii) the security interest and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Lender's good faith belief that any Collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect, or
(c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

            1.8 "BALANCE SUBJECT TO INTEREST" - the aggregate unpaid balance of Credit Accommodations.

            1.9 "BORROWER'S ACCOUNT" - the deposit account of Borrower, account number 8713104086, maintained by Borrower with Washington Mutual at its office located at 27752 Vista Del Lago, Mission Viejo, CA 92692.

            1.10 "BORROWING BASE" - eighty percent (80%) of the Net Face Amount of Eligible Accounts.

            1.11 "COLLATERAL" -

                 1.11.1 all of the following present and future assets of Borrower, together with all collateral now or hereafter described in any form UCC-1 filed against Borrower naming Lender as the secured party:


                        1.11.1.1 Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, and applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, and fixtures); documents; instruments; letters of credit, deposits accounts;

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                        1.11.1.2 goods, including, but not limited to:

                                 1.11.1.2.1 inventory, wherever located,
including raw materials, work-in-process, finished goods, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

                                 1.11.1.2.2 equipment and fixtures, including,
without limitation, all motor vehicles, furniture, and any and all additions, substitutions, replacements (including spare parts) accessions thereof and thereto;

                 1.11.2 any goods in Borrower's possession, custody, or control;

                 1.11.3 books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Borrower, any computer service bureau or other third party;

                 1.11.4 products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from the lease or rental of any of the foregoing.

                 1.11.5 any claim of Borrower on any policy of insurance, including claims for premium refund under any workmen's compensation policy, or claims under any business interruption or similar coverage;

                 1.11.6 all investment property.

            1.12 "COLLATERAL MANAGEMENT FEE" - three-tenths of one percent (.3%) per month, of the average monthly balance of gross face amount of the Accounts outstanding.

            1.13 "CREDIT ACCOMMODATION" - any Advance or other extension of credit by Lender to or on behalf of Borrower hereunder or under any Evidence of Special Credit Accommodation.

            1.14 "DEFAULT RATE" - four percentage points (4%) per annum in excess of the Interest Rate. To the extent the Default Rate is calculated with reference to the Prime Rate, any change in the Default Rate shall be effective as of the date of any change in Prime Rate.

            1.15 "DELINQUENT ACCOUNT" - an Account which remains uncollected more than ninety days from invoice date.

            1.16 "DOCUMENTS" - this Agreement, any riders, supplements and amendments thereto, and all other documents, instruments or agreements now or hereafter executed and/or delivered in connection with this Agreement, including but not limited to any Evidences of Special Credit Accommodations, mortgages, Security Agreements, assignments, pledges, Subordination Agreements, and Guaranties.

            1.17 "ELIGIBLE ACCOUNT" - an Account, excluding the following:

                 1.17.1 A Delinquent Account;

                 1.17.2 An Account due from an Account Debtor which has suffered a business failure or the termination of its existence, or as to which a dissolution, insolvency or bankruptcy proceeding has been commenced, any assignment for the benefit of creditors has been made, or a trustee, receiver or conservator has been appointed for all or any part of the assets of such Account Debtor;

                 1.17.3 An Account due from an Account Debtor affiliated with Borrower in any manner, including, without limitation, as stockholder, owner, officer, director, agent or employee;

                 1.17.4 An Account with respect to which payment is or may be conditional;


                 1.17.5 An Account due from an Account Debtor who is not a resident or citizen of, located in, or subject to service of process in, the United States of America;

                 1.17.6 An Account due from an Account Debtor who is any national government including, without limitation, any instrumentality, division, agency, body or department thereof;

                 1.17.7 An Account arising from progress billings or retainages or "bill and hold" sales or any other similar arrangements;

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                 1.17.8 An Account due from an Account Debtor as to which
twenty-five percent or more of the aggregate dollar amount of all outstanding Accounts owing from such Account Debtor are Delinquent Accounts;

                 1.17.9 That portion of an Account due from an Account Debtor which is in excess of twenty-five percent of Borrower's aggregate dollar amount of all outstanding Accounts;

                 1.17.10 An Account as to which Borrower is or may become liable to the Account Debtor for any reason;

                 1.17.11 An Account which is not free of all liens, encumbrances, charges, rights and interest of any kind;

                 1.17.12 An Account which is supported or represented by a promissory note, post-dated check or letter of credit unless such instrument is actually delivered to Lender;

                 1.17.13 An Account which is unsuitable for purposes of determining the Borrowing Base, as determined by Lender in its sole and good faith discretion.

            1.18 "EVENTS OF DEFAULT" - see Section 10 hereof.

            1.19 "EVIDENCE OF SPECIAL CREDIT ACCOMMODATION" - see Section 2.2 hereof.

            1.20 "GUARANTORS" - all entities now or hereafter guaranteeing the Obligations.

            1.21 "GUARANTY" - a continuing guaranty in form and substance acceptable to Lender by which a Guarantor guarantees the Obligations.

            1.22 "INTEREST RATE" - the greater of:

                 1.22.1 three percentage points (3%), per annum, in excess of the Prime Rate; and

                 1.22.2 ten and three-quarters percent (10.75%) per annum. To the extent the Interest Rate is calculated with reference to the Prime Rate, any change in the Interest Rate shall be effective as of the first day of the month following the date of any change in Prime Rate.

            1.23 "KEY EMPLOYEE" - Michael A. Armani.

            1.24 "LENDING OFFICE" - Lender's office described in Section 21.1.2 hereof.

            1.25 "LIEN" - any lien, mortgage, security interest, pledge, encumbrance, or charge of any kind, including, but not limited to, any conditional sale or other title retention arrangement or similar preferential arrangement.

            1.26 "LOAN FEE" - $30,000, to be paid annually.

            1.27 "MAXIMUM COMMITMENT" - $3,000,000.00.

            1.28 "MINIMUM MONTHLY CHARGE" - $7,500.00.

            1.29 "MISDIRECTED PAYMENT FEE" - fifteen percent (15%) percent of the amount of any payment on an Account where said payment has been received by Borrower and not delivered in kind by Borrower to Lender within three (3) business days of receipt thereof.

            1.30 "MONETARY COLLATERAL" - cash, checks or other proceeds of Collateral in tangible form.

            1.31 "NEGOTIABLE COLLATERAL" - see Section 5.6 hereof.

            1.32 "NET FACE AMOUNT" - with respect to an Account, the gross face amount of such Account less all trade discounts or other deductions to which the Account Debtor is entitled.

            1.33 "OBLIGATED PARTY" - see Section 5.2.2 hereof.


            1.34 "OBLIGATIONS" - all present and future obligations owing by Borrower to Lender whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any case with respect to Borrower under the United States Bankruptcy

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Code or any similar statute, including but not limited to: any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations; and all principal, interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or incurred by Lender in connection with this Agreement and/or the transaction(s) related thereto.

            1.35 "OBLIGORS" - Borrower and all Guarantors.

            1.36 "PRIME RATE" - at any time any determination thereof is to be made, the "prime rate", base rate or reference rate announced by Wells Fargo Bank, N.A. at its head office in San Francisco, California.

            1.37 "SECURITY AGREEMENT" - any security agreement which grants or purports to grant Lender a security interest in the Collateral.

            1.38 "SPECIAL CREDIT ACCOMMODATION" - see Section 2.2 hereof.

            1.39 "SPECIAL CREDIT ACCOMMODATION FEE" - three percent (3%) of the original amount of any Special Credit Accommodation.

            1.40 "STANDARD FEE SCHEDULE" - the schedule of Lender's standard fees for services.

            1.41 "SUBORDINATING CREDITOR" - SMC Group.

            1.42 "SUBORDINATION AGREEMENT" - a subordination agreement in form and substance acceptable to Lender whereby a subordinating creditor subordinates in favor of Lender obligations owed to it by Borrower.

            1.43 "TERMINATION DATE" - the earlier of the next Anniversary Date (unless extended pursuant to the terms hereof) or the date on which Lender elects to terminate this Agreement pursuant to the terms herein.

            1.44 "TERMINATION CHARGES" - the greater of:

                 1.44.1 the monthly average of all interest and fees paid by Borrower to Lender hereunder for the 180 days (or portion thereof if Obligations have not been outstanding for at least 180 days) preceding the date which this calculation is to be made, for the period from the date on which this determination is to be made to the next Anniversary Date; or

                 1.44.2 the Minimum Monthly Charge for the period from the date on which this determination is to be made to the next Anniversary Date.

         2. CREDIT FACILITIES.

            2.1 REVOLVING CREDIT FACILITY. Subject to the terms and conditions of this Agreement, from the date on which this Agreement becomes effective and until termination pursuant to the terms hereof:

                 2.1.1 ADVANCES. Lender shall, from time to time make advances ("Advances") to Borrower, less any Availability Reserves, so long as, before and after such Advance, the Obligations do not exceed the Allowable Amount.

                 2.1.2 Lender may, in its reasonable discretion, from time to time, upon not less than five (5) days prior notice to Borrower, reduce the Borrowing Base to the extent that Lender determines in good faith that: (a) the dilution with respect to the Accounts for any period (based on the ratio of (i) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (ii) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (b) the general creditworthiness of Account Debtors has declined. In determining whether to reduce the Borrowing Base, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts or in establishing Availability Reserves.


            2.2 SPECIAL CREDIT ACCOMMODATIONS. Lender may in its sole and absolute discretion, from time to time, extend Credit Accommodations to Borrower in excess of the Allowable Amount (any Credit Accommodation extended to Borrower pursuant to this Section being a "Special Credit Accommodation"). Each Special Credit Accommodation shall be evidenced by a writing in form and substance satisfactory to Lender in its sole discretion (any such writing, an "Evidence of Special Credit Accommodation"). Notwithstanding the terms and provisions of any Evidence of Special Credit Accommodation, each Special Credit Accommodation shall be payable upon demand.

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            2.3 GENERAL PROVISIONS.

                2.3.1 CREDITING OF BORROWER'S ACCOUNT. All Advances by Lender may be made by deposits or transfers to Borrower's Account.

                2.3.2 AUTHORIZATION FOR CREDIT ACCOMMODATIONS. Subject to the terms and conditions of this Agreement, Lender is authorized to make Credit
Accommodations:

                      2.3.2.1 upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Borrower; or

                      2.3.2.2 at the sole discretion of Lender, and notwithstanding any other provision in this Agreement, if necessary to meet any Obligations, including but not limited to any interest not paid when due.

            2.4 CONDITIONS OF LENDER'S OBLIGATIONS. All conditions of Lender's obligation to make Advances hereunder are imposed solely and exclusively for the benefit of Lender and may be freely waived or modified in whole or in part by Lender at any time.

         3. PAYMENTS BY BORROWER.

            3.1 IN GENERAL.

                3.1.1 PLACE OF PAYMENTS. All payments hereunder shall be made by Borrower to Lender at the Lending Office, or at such other place as Lender may designate in writing.

                3.1.2 CREDITING OF PAYMENTS.

                      3.1.2.1 INTEREST CALCULATIONS. Any payments received by Lender from Account Debtors shall, for the purpose of computation of interest, be credited to the Obligations on the fourth (4th) business day after receipt by Lender.

                      3.1.2.2 GENERALLY. No payments received by Lender purportedly in satisfaction of any of the Obligations shall constitute payment thereof unless and until final payment thereof.

                3.1.3 PREPAYMENTS; APPLICATION OF PAYMENTS. Borrower shall have the right to make payments at any time in reduction of the Obligations, in whole or in part, provided, however, that Lender may apply any payments received to the Obligations in any manner and in any order as Lender may determine in its sole discretion, notwithstanding contrary instructions.

            3.2 INTEREST AND FEES.

                3.2.1 LOAN FEE. Borrower shall pay the Loan Fee to Lender on an annual basis without offset, deduction, demand or proration (i) concurrently with the first Credit Accommodation hereunder ("Loan Fee Date") and (ii) on each anniversary of such Loan Fee Date. Any portion not paid when due shall accrue interest at the applicable interest rate set forth herein.

                3.2.2 BASIC INTEREST. Subject to Section 3.2.3 hereof, Borrower shall pay Lender interest on the average daily balance of the Balance Subject to Interest, computed on the basis of a three hundred sixty (360) day year, for the actual number of days elapsed. Interest shall assessed at the Interest Rate, and shall be payable monthly, in arrears, on the first day of each month following the accrual thereof.

                3.2.3 DEFAULT INTEREST. In lieu of Basic Interest, immediately upon the occurrence and during the continuance of an Event of Default, unless waived by Lender, Borrower shall pay Lender interest at the default rate.

                3.2.4 CALCULATION OF INTEREST. All interest charged hereunder shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. Notwithstanding anything to the contrary contained herein, any interest rate calculated hereunder shall be rounded to the closest 1/4 of 1%, with no adjustment made for rate changes of less than 1/4 of 1%.


                3.2.5 COLLATERAL MANAGEMENT FEE. Borrower shall pay Lender the Collateral Management Fee monthly, in arrears, on the first day of each month following the accrual thereof.

                3.2.6 SPECIAL CREDIT ACCOMMODATION FEE. Simultaneously with the making of a Special Credit Accommodation, Borrower shall pay to Lender the Special Credit Accommodation Fee.

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                3.2.7 ADDITIONAL FEES. Borrower shall pay Lender fees for such services as Lender customarily charges fees, as set forth in Lender Standard Fee Schedule, a copy of which will be provided to Borrower on demand. Lender shall have the right to change all or any of such fees upon ten (10) days notice to Borrower.

                3.2.8 MINIMUM MONTHLY CHARGE.

                      3.2.8.1 For any full month in which the sum of (i) interest, and (ii) the Collateral Management Fee earned by Lender, is less than the Minimum Monthly Charge, Lender shall debit the difference to the Obligations as of the first day of the following month, until the date on which all Obligations have been fully repaid (whether or not this Agreement has heretofore been terminated).

                      3.2.8.2 In the event that this Agreement begins on other than the first day of a month, or that the Obligations are fully repaid on other than the last day of a month, the preceding section shall apply pro-rata to such month.

                      3.2.8.3 If Borrower requests Lender to consent to termination of this Agreement on a date earlier than Section 11 permits, Borrower shall pay Lender the Termination Charges.

                3.2.9 MISDIRECTED PAYMENT FEE. Immediately upon accrual, Borrower shall pay any Misdirected Payment Fee to Lender.

            3.3 PAYMENTS UPON TERMINATION. Upon the Termination Date, the unpaid balance of the Obligations shall be due and payable without demand or notice.

         4. GRANT OF SECURITY INTEREST. To secure the payment and performance in full of all of the Obligations, Borrower hereby grants to Lender a continuing security interest in the Collateral.

         5. COLLECTION AND ADMINISTRATION OF ACCOUNTS.

            5.1 COLLECTION.

                5.1.1 MONETARY COLLATERAL. Borrower is authorized to collect Monetary Collateral on behalf of and in trust for Lender, at Borrower's expense, but such authority shall automatically terminate upon an Event of Default. Lender may modify or terminate such authority at any time irrespective of whether an Event of Default has occurred and directly collect any of the Monetary Collateral. Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that Monetary Collateral be (or, if received by Borrower, shall cause same to be):

                      5.1.1.1 sent to a post office box designated by and/or in the name of Lender, or in the name of Borrower, but as to which access is limited solely to Lender and/or

                      5.1.1.2 deposited into a bank account maintained in the name of Lender and/or a blocked bank account under arrangements with the depository bank under which all funds deposited to such blocked bank account are required to be transferred to Lender. In connection therewith, Borrower shall execute such post office box and/or blocked bank account agreements as Lender shall specify.

                5.1.2 ELECTRONIC PROCEEDS OF COLLATERAL. In the event Borrower receives proceeds of Collateral in the form of wire transfer or other intangible funds transfer mechanism, Borrower shall immediately pay such proceeds to Lender.

            5.2 NOTIFICATIONS, ETC. Lender may, at any time, irrespective of whether an Event of Default has occurred, without notice to or the assent of
Borrower:

                5.2.1 notify any entity obligated with respect to any Monetary Collateral (an "Obligated Party"), by means of the letter attached as Exhibit A, the form and substance of which Borrower hereby consents, that the underlying Monetary Collateral has been assigned to Lender by Borrower and that payment thereof is to be made to the order of and directly and solely to Lender;


                5.2.2 send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification of any Monetary Collateral directly to the appropriate Obligated Party or any bailee with respect thereto;

                5.2.3 demand, collect or enforce payment of any Collateral, but without any duty to do so, and Lender shall not be liable for any failure to collect or enforce payment thereof; and

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                5.2.4 At Lender's request, all invoices and statements sent to any Obligated Party or any bailee, shall state that the relevant Monetary Collateral has been assigned to Lender and that any payments in respect thereof are payable directly and solely to Lender.

            5.3 LENDER'S POWERS. Borrower hereby authorizes Lender and any designee of Lender, at Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers are irrevocable until all of the Obligations have been paid in full:

                5.3.1 receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof;

                5.3.2 transmit to any Obligated Party or any bailee notice of the interest of Lender in the Collateral or request from any such entity, at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Monetary Collateral and any amounts owing with respect thereto;

                5.3.3 notify any Obligated Party to make payment directly and solely to Lender, or notify bailees as to the disposition of Collateral,

                5.3.4 take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon any Collateral;

                5.3.5 after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower;

                5.3.6 after an Event of Default, upon any terms and conditions, extend the time of payment of, compromise, or settle for cash, credit, return of merchandise, any and all Monetary Collateral and discharge or release any Obligated Party without affecting any of the Obligations;

                5.3.7 execute in the name of Borrower and file against Borrower in favor of Lender financing statements or amendments with respect to any or all of the Collateral; and

                5.3.8 execute in the name of Borrower and file on behalf of Borrower with such governmental authorities as are appropriate such documents (including, without limitation, applications, certificates, and tax returns) as may be required for purposes of having Borrower qualified to transact business in a particular state or geographic location.

            5.4 RELEASE. Borrower hereby releases and exculpates Lender, its officers, employees, agents, designees, attorneys, and accountants from any liability arising from any acts under this Agreement or in furtherance thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct. In no event shall Lender have any liability to Borrower for lost profits or other special or consequential damages.

            5.5 NO AMENDMENTS. After written notice by Lender to Borrower, and automatically, without notice, after an Event of Default, Borrower shall not, without the prior written consent of Lender in each instance:

                5.5.1 grant any extension of time for payment of any Monetary Collateral;

                5.5.2 compromise or settle any Monetary Collateral for less than the full amount thereof;

                5.5.3 release in whole or in part any Obligated Party, or

                5.5.4 grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any Monetary Collateral.


                 5.6 DELIVERY OF COLLATERAL. At such times as Lender may request and in the manner specified by Lender, Borrower shall deliver to Lender or Lender's representative original invoices, agreements, proof of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to any of the Collateral, together with customer statements, schedules describing the Monetary Collateral and/or statements of account and confirmatory assignments to Lender of the Monetary Collateral, in form and substance satisfactory to Lender and duly executed by Borrower. Without limiting the provisions of any other section of this Agreement, Borrower will promptly notify Lender, in writing, of Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like with respect to any Monetary Collateral. In no event shall any such schedule or confirmatory assignment (or the absence

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thereof or omission of any Monetary Collateral therefrom) limit or in any way be construed as a waiver, limitation, or modification of the Liens or rights of Lender or the warranties, representations, and covenants of Borrower under this Agreement.

                    In addition, in the event that any Collateral, including proceeds, is evidenced by or consists of a contract, letter of credit, advice of credit, instrument, money, negotiable documents, chattel paper, or similar property (collectively, the "Negotiable Collateral"), Borrower shall, immediately upon written request therefor from Lender, endorse and assign such Negotiable Collateral over to Lender and deliver actual physical possession of the Negotiable Collateral to Lender.

                5.7 INSPECTION. From time to time as requested by Lender, at the sole expense of Borrower, Lender or its designee shall have access, during reasonable business hours if prior to an Event of Default and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral, including Borrower's books and records, and Borrower shall permit Lender or its designee to make copies of such books and records or extracts therefrom as Lender may request. Without expense to Lender, Lender may use any of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate. Borrower hereby irrevocably authorizes all accountants and third parties, in the form attached hereto as EXHIBIT B, to disclose and deliver to Lender at Borrower's expense all financial information, books and records, management reports and other information in their possession relating to Borrower. In addition to the foregoing, Borrower hereby authorizes Lender at any time to access electronically information concerning any accounts maintained by Borrower with any bank or other financial institution so long as such access is in furtherance of, or to monitor compliance with, the terms of this Agreement.

         6. CONDITIONS PRECEDENT TO ALL CREDIT ACCOMMODATIONS. Subject to the other terms and conditions contained herein, Lender's obligation to make any Credit Accommodation available to Borrower is subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such Credit Accommodation, the following conditions precedent:

            6.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower to Lender set forth herein or in any of the Documents shall be true and accurate and complete in all respects;

            6.2 NO EVENT OF DEFAULT. There shall not exist an Event of Default or an event which with the giving of notice or the passage of time, or both, would be or become an Event of Default; and

            6.3 PAYMENT OF ALL FEES. Borrower shall have paid to Lender all accrued and unpaid fees and other amounts due and payable hereunder and pursuant to the terms hereof.

         7. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants to Lender as follows, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of any Credit
Accommodations:

            7.1 PRIORITY INTEREST. Except for the Subordinating Creditor, no entity other than Lender has (or, in the case of after-acquired Collateral, will have, at the time Borrower acquires rights therein) any interest in the Collateral, including but not limited to any security interest or other lien or charge.


            7.2 ACCOUNTS. Each Account is and shall remain an Eligible Account, and except as disclosed in writing to Lender at the time such Account arises:
(a) each is valid and legally enforceable and represents an undisputed bona fide indebtedness incurred by the account debtor for the sum reported to Lender; (b) each arises from an absolute and unconditional sale of goods, without any right of return or consignment, or from a completed rendition of services; (c) each is not, at the time such Account arises, subject to any defense, offset, dispute, contra relationship, counterclaim, or any given or claimed credit, allowance or discount; and (d) all statements made and all unpaid balances and other information appearing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the Accounts, and all confirmatory assignments, schedules, statements of account and books and records with respect thereto, are true and correct and in all respects what they purport to be.

            7.3 CONDITION OF EQUIPMENT. With respect to Borrower's equipment, Borrower shall keep the equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

         8. BORROWER'S AFFIRMATIVE COVENANTS. Until payment in full of the Obligations, Borrower agrees to:

            8.1 FINANCIAL STATEMENTS, REPORTS AND CERTIFICATIONS. Furnish to Lender, in form and substance satisfactory to Lender:

                8.1.1 ANNUAL FINANCIAL STATEMENTS. As soon as possible after the end of each fiscal year of Borrower, and in any event within ninety (90) days thereafter:

                      8.1.1.1 a complete copy of Borrower's financial statements, including but not limited to (I) the management letter, if any, (ii) the balance sheet as of the close of the fiscal year, and (iii) the income statement for such year, together with a statement of cash flows, reviewed by certified public accountants selected by Borrower and satisfactory to Lender; and

                      8.1.1.2 a statement certified by the chief financial officer of Borrower that Borrower is in compliance with all the terms, conditions, covenants and warranties of this Agreement; and

                8.1.2 OTHER FINANCIAL STATEMENTS. No later than 30 days after the close of each month (an "Accounting Period"), Borrower's balance sheet as of the close of such Accounting Period and its income statement for that portion of the then current fiscal year through the end of such Accounting Period certified by Borrower's chief financial officer as being complete, correct, and fairly representing its financial condition and results of operations.

            8.2 EXPENSES.

                8.2.1 GENERALLY. Pay all reasonable out-of-pocket expenses of Lender (including, but not limited to, reasonable fees and disbursements of Lender's counsel) incident to (whether by judicial proceedings or otherwise, and whether any resulting dispute resolution procedure involving tort, contract or other claims):

                      8.2.1.1 the preparation, negotiation, execution, administration and enforcement of the Documents, any amendments, extensions and renewals thereof, and any other documents prepared in connection with any transactions between Borrower and Lender, whether or not executed;

                      8.2.1.2 any expenses incurred by Lender (whether or not for the benefit of Borrower) under this Agreement, including, without limitation, all expenses for postage relating to the mailing of statements, invoices, and verifications, and all expenses relating to any audits of all or any portion of the Collateral;

                      8.2.1.3 the protection of Lender's rights under the Documents;

                      8.2.1.4 defending against any and all claims against Lender relating to any of its acts of commission or omission directly or indirectly relating to the Documents; and

                      8.2.1.5 or in any way arising out of a bankruptcy proceeding commenced by or against Borrower, including but not limited to expenses incurred in enforcing or defending Lender's claims against Borrower or the Collateral, defending any avoidance actions, and expenses related to the administration of said proceeding.

                8.2.2 INDEMNIFICATION. Indemnify and save Lender harmless from any and all liability with respect to any stamp or other taxes (other than transfer or income taxes) which may be determined to be payable in connection with the execution of the Documents or any action of Lender with respect to the Collateral, including, without limitation, the transfer of the Collateral to Lender's name or that of Lender's nominee or any purchaser at a foreclosure sale.

            8.3 COSTS AND EXPENSES - ENFORCEMENT OF JUDGMENTS. Reimburse Lender for all costs and expenses, including reasonable attorneys' fees, which Lender incurs in enforcing any judgment rendered in connection with this Agreement. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, any such judgment.

            8.4 TAXES AND EXPENSES REGARDING BORROWER'S ASSETS.


                8.4.1 Make timely payment or deposit of all taxes, assessments or contributions required of Borrower. If Borrower fails to make any such payment or deposit or furnish proof of such payment immediately upon Lender's request, Lender may, in its sole discretion and without notice to Borrower:

                      8.4.1.1 make payment of the same or any part thereof, or

                      8.4.1.2 set up such reserves against the Obligations as Lender deems necessary to satisfy the liability therefore, or both.

                8.4.2 Lender may conclusively rely on statements of the amount owing or other official statements issued by the appropriate governmental agency. Any payment made by Lender shall constitute neither:

                      8.4.2.1 an agreement by Lender to make similar payments in the future, nor

                      8.4.2.2 a waiver by Lender of any default under the Documents. Lender need not inquire into, nor contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

            8.5 LOCATION OF COLLATERAL. Give Lender written notice immediately upon forming an intention to change the location of its chief place of business or any of the Collateral.

            8.6 CHANGE IN NAME. Give Lender written notice immediately upon forming an intention to change its name or form of business organization.

            8.7 INSURANCE. At all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days prior written notice to Lender of cancellation or reduction of coverage. Borrower hereby irrevocably authorizes Lender and any designee of Lender to obtain at Borrower's expense, and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall deliver to Lender evidence of such insurance and a Lender's loss payable endorsement naming Lender as loss payee as to all existing and future insurance policies relating to the Collateral. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any and all insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to the payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

         9. BORROWER'S NEGATIVE COVENANT. Until full and indefeasible payment of the Obligations, Borrower will not suffer to exist any Lien (other than the Lien held by the Subordinating Creditor) upon any of its assets.

         10. EVENTS OF DEFAULT AND REMEDIES.

             10.1 EVENTS OF DEFAULT. Each of the following events or conditions shall constitute an "Event of Default":

                  10.1.1 Borrower defaults in the payment of any Obligations when due, whether at maturity, upon acceleration, or otherwise, if not cured within five (5) days after written notice from Lender to Borrower pursuant to paragraph 21.1;

                  10.1.2 Borrower is in default with respect to the Documents;

                  10.1.3 The Obligations at any time exceed the Allowable Amount if not cured within five (5) days after written notice from Lender to Borrower pursuant to paragraph 21.1;

                  10.1.4 Borrower or any Guarantor fails to pay any loan when due if not cured within five (5) days after written notice from Lender to Borrower pursuant to paragraph 21.1;

                  10.1.5 Borrower or any Guarantor fails to pay any payroll tax obligation when due if not cured within fifteen (15) days after written notice from Lender to Borrower pursuant to paragraph 21.1;


                  10.1.6 An order for relief is entered against any Obligor by any United States Bankruptcy Court; or any Obligor does not generally pay its debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended, or any successor statute thereto); or any Obligor makes an assignment for the benefit of creditors; or any Obligor applies for or consents to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its assets, or such custodian, receiver, trustee, or similar officer is appointed without the application or consent of any Obligor; or any Obligor institutes (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against any Obligor and such Obligor has consented to or failed to have dismissed such proceeding within thirty (30) days after such proceeding is initiated; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial portion of the assets of any Obligor; or

                  10.1.7 An adverse change occurs with respect to the financial condition or operations of Borrower which results in a material impairment of the prospect of repayment of the Obligations;

                  10.1.8 A sale, hypothecation or other disposition is made of twenty percent (20%) or more of the beneficial interest in any class of voting stock of Borrower by either (i) any Key Employee, or (ii) Shala Shashani in a private sale transaction. Borrower shall give Lender written notice of any such transaction within ten (10) days after closing of such transaction;

                  10.1.9 Any Guarantor fails to perform or observe any of such Guarantor's obligations under any Guaranty, or shall notify Lender of its intention to rescind, modify, terminate or revoke the Guaranty with respect to future transactions, or the Guaranty shall cease to be in full force and effect for any reason whatever;

                  10.1.10 Any Subordinating Creditor fails to perform or observe any of such Subordinating Creditor's obligations under any Subordination Agreement, or notifies Lender of the Subordinating Creditor's intention to rescind, modify, terminate or revoke the Subordination Agreement with respect to future transactions, or the Subordination Agreement ceases to be in full force and effect for any reason whatsoever;

                  10.1.11 Any Key Employee fails to devote 100% of their efforts in furtherance of the business affairs of Borrower for any two consecutive months, or ceases to be employed by Borrower unless, in either case, Borrower's Board of Directors appoints a temporary or permanent replacement for the Key Employee and such replacement is approved by Lender.

            10.2 REMEDIES.

                 10.2.1 Upon the occurrence of any Event of Default (other than an Event of Default arising under Section 10.1.6 hereof), at Lender's option:

                        10.2.1.1 Lender may declare this Agreement and all of Lender's obligations hereunder terminated;

                        10.2.1.2 Lender may declare all Obligations to be immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower;

                        10.2.1.3 all Obligations shall accrue interest at the Default Rate; and

                        10.2.1.4 Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Documents, at law, in equity, or otherwise.

                 10.2.2 Upon the occurrence of any Event of Default arising under Section 10.1.6 hereof:

                        10.2.2.1 this Agreement and all of Lender's obligations hereunder shall automatically terminate;

                        10.2.2.2 all Obligations shall be immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower;

                        10.2.2.3 all Obligations shall accrue interest at the Default Rate; and

                        10.2.2.4 Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Documents, at law, in equity, or otherwise.

         11. TERMINATION. This Agreement shall continue in effect until the next Anniversary Date, and shall thereafter be automatically renewed from year to year thereafter unless:


             11.1. Lender gives Borrower notice of non-renewal, in which event this Agreement shall terminate sixty days from the date of such notice; or

             11.2. Borrower gives Lender notice of non-renewal, in which event this Agreement shall terminate on the Anniversary Date, which is at least sixty days from the date on which such notice of termination is actually received by Lender.

         12. REVOCATION OF BORROWER'S RIGHT TO SELL INVENTORY FREE AND CLEAR OF LENDER'S SECURITY INTEREST. Lender may, upon the occurrence of an Event of Default, revoke Borrower's right to sell inventory free and clear of Lender's security interest therein, and notify Borrower's account debtors, or any other party(ies), of such revocation by means of language substantially equivalent to that contained in EXHIBIT A attached hereto.

         13. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of Lender's right to have all its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Borrower, Lender shall not be required to record any terminations or satisfactions of any of its liens on the Collateral unless and until Borrower and all Guarantors have executed and delivered to Lender general releases which conform to California Civil Code ss. 1541-2.

         14. DISCLAIMER FOR NEGLIGENCE. Lender shall not be liable for any claims, demands, losses or damages made, claimed or suffered by Borrower, except such as may arise through or could be caused by Lender's gross negligence or willful misconduct.

         15. LIMITATION OF CONSEQUENTIAL DAMAGE. Lender shall not be responsible for any lost profits of Borrower arising from any breach of contract, tort (excluding the Lender's gross negligence or willful misconduct), or any other wrong arising from the establishment, administration or collection of the Obligations.

         16. ACCOUNT STATED. Lender shall render to Borrower a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Borrower as an account stated, except to the extent that Lender receives, within thirty (30) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

         17. RETENTION OF RECORDS. Lender shall retain any documents, schedules, invoices or other papers delivered by Borrower only for such period as Lender, at its sole discretion, may determine necessary, after which time Lender may destroy such records without notice to or consent from Borrower.

         18. NOTICES TO THIRD PARTIES. Lender shall have the right at any time to give any Guarantor or Subordinating Creditor notice of any fact or event relating to this Agreement, as Lender may deem necessary or desirable in Lender's sole discretion, including, without limitation, Borrower's financial condition. Borrower shall provide to each Guarantor and Subordinating Creditor a copy of each notice, statement or report required to be given to Lender under any of the paragraphs of this section.

         19. INFORMATION TO PARTICIPANTS. Lender may furnish any financial or other information concerning Borrower, or any of its subsidiaries, heretofore or hereafter provided by Borrower to Lender, pursuant to this Agreement or otherwise, to any prospective or actual purchaser of any participation or other interest in any loans made by Lender to Borrower (whether under this Agreement or otherwise), or to any prospective purchaser of any securities issued or to be issued by Lender.

         20. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among and between the parties hereto, and supersedes all prior or contemporaneous agreements and understandings between said parties, verbal or written, express or implied, relating to the subject matter hereof. No promises of any kind have been made by Lender or any third party to induce Borrower to execute this Agreement. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

         21. MISCELLANEOUS.

             21.1 NOTICES.

                  21.1.1 All notices required to be given to any entity other than Lender shall be deemed given upon the first to occur of:

                         21.1.1.1 deposit thereof in a receptacle under the
control of the United States Postal Service;


                         21.1.1.2 transmittal by electronic means to a receiver
under the control of such entity; or

                         21.1.1.3 actual receipt by such party or an employee or
agent of such entity.

                  21.1.2 All notices required to be given to Lender hereunder shall be deemed given upon actual receipt by the President of Lender. For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such entity may in writing hereafter indicate:

                                     BORROWER
                                     --------

                                     TELENETICS CORPORATION
                                     ADDRESS:  26772 Vista Terrace Dr.
                                     Lake Forest, CA  92630
                                     Telephone Number: (949) 455-4000
                                     Telefacsimile Number: (949) 455-4010
                                     Attention: Michael A. Armani

                                     WITH COPY TO
                                     ------------

                                     Larry A. Cerutti, Esq.
                                     Rutan & Tucker, LLP
                                     611 Anton Blvd., 14th Floor
                                     Costa Mesa, CA  92626
                                     Telephone Number:  (714) 641-5100
                                     Telefacsimile Number:  (714) 546-9035

                                     LENDER
                                     ------
                                     (Lending Office)

                                     ADDRESS: CELTIC CAPITAL CORPORATION
                                     2951 28th Street
                                     Suite 2030
                                     Santa Monica, CA  90405
                                     Telephone Number: (310) 314-7333
                                     Telefacsimile Number: (310) 314-7338
                                     Attention: Mark Hafner, President

                                     WITH COPY TO
                                     ------------

                                     Craig A. Barbarosh, Esq.
                                     Pillsbury Madison & Sutro LLP
                                     650 Town Center Drive, 7th Floor
                                     Costa Mesa, CA 92626-7122
                                     Telephone Number:  (714) 436-6800
                                     Telefacsimile Number:  (714) 436-2800

            21.2 SURVIVAL. All representations, warranties and agreements herein contained on the part of Borrower shall survive the making of Advances hereunder, and all such representations, warranties and agreements shall be effective so long as any obligations owed to Lender by Borrower remain unsatisfied or for such longer periods as may be expressly stated.

            21.3 ATTORNEYS' FEES. Borrower shall pay Lender its reasonable attorneys fees and expenses incurred in the administration or enforcement of this Agreement (whether or not the result of litigation). It shall be presumed (subject to rebuttal only by the introduction of competent evidence to the contrary) that the amount recoverable is the amount billed to the Lender by its counsel and that such amount will be reasonable if based on counsel customary billing rates charged to Lender by its counsel in similar matters. For the purposes of Section 1717 of the California Civil Code, Lender shall be the "prevailing party" if it recovers ANY FUNDS WHATSOEVER from Borrower, whether by settlement, judgment or otherwise.

            21.4 AMENDMENT AND WAIVER. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.


            21.5 NO WAIVER. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver of any breach or default of Borrower hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Lender hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have. Any waiver, permit, consent or approval by Lender of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

            21.6 CHOICE OF LAW. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the State of California.

            21.7 CONSTRUCTION. This Agreement and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code Section1654.

            21.8 WAIVER OF STATUTE OF LIMITATIONS. Borrower waives the pleading of any statute of limitations with respect to any and all actions in connection herewith. To the extent that Borrower may now or in the future have any claim against Lender, arising out of this agreement or the transaction contemplated herein whether in contract or tort or otherwise, Borrower must assert such claim within one year of it accruing. Failure to assert such claim within one year shall constitute a waiver thereof. Borrower agrees that such period is reasonable and sufficient for it to investigate and act upon the claim. This Section shall survive any termination of this agreement. A copy of the waiver may be filed as a written consent in any judicial proceeding.

            21.9 VENUE. The parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Lender so elects, be instituted in the United States District Court for the Southern District of California or any court of the State of California located in Los Angeles County (the "Acceptable Forums"), each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of California or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Borrower waives any right to oppose any motion or application made by Lender as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

            21.10 WAIVER OF TRIAL BY JURY. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            21.11 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            21.12 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, PROVIDED that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



                                            TELENETICS CORPORATION


                                             /s/ Michael Armani
                                            ------------------------------------
                                            By:      Michael A. Armani
                                            Title:   President


                                            CELTIC CAPITAL CORPORATION


                                             /s/ Mark Hafner
                                            ------------------------------------
                                            By:      Mark Hafner
                                            Title:   President

                                    EXHIBIT A

Attention:  Accounts Payable

RE:               TELENETICS CORPORATION (THE "CLIENT")

Ladies and Gentlemen:

         We are pleased to advise that, to enable the Client to better service its customers, the Client has assigned its present and future accounts to us.

         To the extent that you are now indebted or may in the future become indebted to the Client, payment thereof is to be made to us and not to the Client or any other entity. The payments should be mailed to us at the following address:

                              CELTIC CAPITAL CORPORATION
                              Department 73000
                              P.O. Box 79120
                              City of Industry, CA  91716-9120

         This letter may only be revoked by a writing signed by one of our officers and acknowledged before a notary public.

         TO ASSIST US IN APPLYING PAYMENTS PLEASE FAX A COPY OF THIS INDICATING YOUR FEDERAL TAX I.D. NUMBER IN THIS SPACE:______________

         Please do not allow this letter to cause you any confusion, and we thank you in advance for continuing your fine payment record.



                                            Very truly yours,

                                            CELTIC CAPITAL CORPORATION

                                            /s/ Mark Hafner

                                            Mark Hafner
                                            President

AUTHORIZED
----------

Telenetics Corporation

By: /s/ Michael Armani
   ----------------------------------
         Michael A. Armani
Title:   President
      -------------------------------

                                    EXHIBIT B




April 2, 1999

Mr. Douglas D. Naylor
B. D. O. Seidman, LLP
3200 Bristol St., Suite 400
Costa Mesa, CA  92626

Dear Douglas:

         We hereby instruct you to:

         (1) send to Celtic Capital Corporation ("Lender") all financial statements, all tax returns prepared by your office, including QUARTERLY PAYROLL TAX RETURNS, and all reports which are prepared as a result of any audit or other review of our operations, finances or internal controls, specifically including any reports dealing with improper accounting practices, defalcations, financial reporting errors or misstatements or fraud perpetrated on us or by any of our employees or agents; and

         (2) upon Lender's request, meet with Lender to discuss said financial statements, to answer any questions regarding same and to make available to them any of the books and records which may be in your possession.

         Please be advised that one of the principal purposes of the audited financial statements which you may be asked to prepare is to provide Lender with information regarding our financial condition.

         All of the foregoing must be sent to Lender prior to or contemporaneously with said reports being sent to us.

         These instructions may only be revoked by a writing signed by an officer of Lender and acknowledged before a notary public.

         Thank you.

                                           Very truly yours,
                                           TELENETICS CORPORATION


                                           By: /s/ Michael Armani
                                              --------------------------------
                                                    Michael A. Armani
                                           Title:   President

cc:  Celtic Capital Corporation